UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2022 (March 10, 2022)

CALERES, INC.

(Exact name of registrant as specified in its charter)

New York	1-2191	43-0197190
(State or other jurisdiction of
incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

8300 Maryland Avenue St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 854-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - par value of $0.01 per share	CAL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 10, 2022, Caleres, Inc. (the "Company"), based on a recommendation of the Governance and Nominating Committee, elected Bruce K. Thorn to fill a vacancy on the Board of Directors that resulted when the Bylaws were amended to change the number of directors from ten to eleven (as described in Item 5.03 of this Form 8-K). Mr. Thorn was also appointed to the Compensation Committee of the Board of Directors, effective March 10, 2022. His term will expire at the Company’s 2022 annual meeting of shareholders or when his successor has been duly elected and qualified. There is no arrangement or understanding between Mr. Thorn and any other person pursuant to which the Board of Directors selected Mr. Thorn as a director, and Mr. Thorn has not participated in any “related party-transactions” with the Company as set forth in Item 404(a) of Regulation S-K. The Board of Directors has also determined that Mr. Thorn is “independent” as defined under New York Stock Exchange and Securities and Exchange Commission (“SEC”) rules and guidance as well as under the Board’s Corporate Governance Guidelines.

Mr. Thorn will be entitled to receive the same compensation for service as is provided to other non-employee directors of the Company, as described under “Compensation of Non-Employee Directors – Fiscal 2020 Director Compensation” contained on page 15 of the Company’s Proxy Statement dated and filed with the SEC on April 15, 2021, which description is hereby incorporated by reference herein, subject to any change in director compensation for the remainder of the fiscal year as might subsequently be approved by the Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 10, 2022, the Board of Directors amended Article II, Section 1 of the Company’s Bylaws to increase the number of directors from ten to eleven, effective March 10, 2022. The Bylaws, as amended and effective March 10, 2022, are included as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
3.1	Bylaws, effective March 10, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALERES, INC.
(Registrant)

Date: March 11, 2022	/s/ Thomas C. Burke
Thomas C. Burke
Vice President, General Counsel and Secretary